EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of PerkinElmer, Inc. (the “Company”) for the period ended October 4, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert F. Friel, Chairman, Chief Executive Officer and President of the Company, and Frank A. Wilson, Senior Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) Based on my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) Based on my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 10, 2015	/S/ ROBERT F. FRIEL
Robert F. Friel Chairman, Chief Executive Officer and President

Dated:	November 10, 2015	/S/ FRANK A. WILSON
Frank A. Wilson Senior Vice President and Chief Financial Officer